(logo - American Funds Distributors(r))

                    THE  INVESTMENT  COMPANY  OF  AMERICA(r)
                         ANNUAL MEETING OF SHAREHOLDERS
                               IMPORTANT  NOTICE


 The annual meeting of shareholders of The Investment Company of America will take place on October 17, 2000.

 You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

 No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs - which are paid for by the Company and its shareholders - and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

 We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.


IMPORTANT VOTING INFORMATION INSIDE
THE INVESTMENT COMPANY OF AMERICA
_____

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 17, 2000
________


TO THE SHAREHOLDERS OF
THE INVESTMENT COMPANY OF AMERICA:

 The Annual Meeting of Shareholders of The Investment Company of America (the "Company") will be held at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, October 17, 2000 at 9:15 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) The election of a Board of 15 Directors.

 (2) Ratification of the selection of PricewaterhouseCoopers LLP as independent public accountant for the Company for the fiscal year ending December 31, 2000.

 The Board of Directors has fixed the close of business on August 21, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE
TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    BY ORDER OF THE BOARD OF DIRECTORS,
    VINCENT P. CORTI
    SECRETARY


September 5, 2000

                                   IMPORTANT

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

                       THE INVESTMENT COMPANY OF AMERICA
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                    ________
                                 PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 17, 2000
                                     ________

 The enclosed proxy is solicited by the Board of Directors of the Company in connection with the annual meeting of shareholders to be held at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, October 17, 2000, at 9:15 a.m., local time.

 If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted for the below nominated directors and in favor of the other proposal. You can revoke a proxy card before its exercise, either by filing with the Company a written notification of revocation, or by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. Abstentions and broker "non-votes" (I.E. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining a quorum, but will have no effect on Proposal 1 and will not count toward the approval of Proposal 2. This Proxy Statement and proxy card was first mailed to shareholders on or about September 5, 2000.

 The Company is a fully managed, diversified, open-end investment company that issues shares of capital stock ("Class A" shares) and alternative common shares of capital stock, series B ("Class B" shares). At the close of business on August 21, 2000, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the two classes of shares: 1,719,490,201 Class A shares; and 7,137,916 Class B shares. Each share is entitled to one vote. Class A and Class B shareholders will vote together on all proposals. There is no provision for cumulative voting. No person owned of record or was known by the Company to own beneficially 5% or more of the outstanding shares of the Company.

 With respect to the election of directors (Proposal 1), the 15 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy.

 If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

 Fifteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. Each of the nominees for director except Mary Anne Dolan, Martin Fenton, James B. Lovelace and James F. Rothenberg were elected by shareholders at their last Annual Meeting on October 19, 1999. Ann S. Bowers, a director since 1992, and William C. Newton, a director since 1985, have decided to retire from the Board and are not standing for re-election.

 Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

                                              YEAR             MEMBERSHIPS ON BOARDS       SHARES BENEFICIALLY
NAME OF             CURRENT PRINCIPAL         FIRST            OF OTHER REGISTERED         OWNED, DIRECTLY
NOMINEE             OCCUPATION
(POSITION           AND PRINCIPAL             ELECTED A        INVESTMENT COMPANIES        OR INDIRECTLY, AT
WITH COMPANY)       EMPLOYMENT                                 AND
AND AGE             DURING PAST               DIRECTOR         PUBLICLY HELD               AUGUST 21, 2000
                    FIVE YEARS                                 COMPANIES
Mr. Charles H.      Private Investor          1981             Anworth Mortgage            49,116
Black               and consultant;                            Asset Corp.
                    former

(Director)          Executive Vice                             Pacific Stock
                    President and                              Exchange (Public
                    Director,                                  Govenor)

73                  KaiserSteel                                Wilshire
                    Corporation                                Technologies, Inc.

Ms. Louise H.       Executive Vice            1999                                         1,176
Bryson              President,
                    Lifetime
                    Television;

(Director)          Director and former
                    Chairman of the
                    Board,

56                  KCET Public
                    Television

Dr. Malcolm R.      Chairman Emeritus,        1992             Enova Systems               24,186
Currie              Hughes Aircraft
                    Company;

(Director)          former Chairman of                         Greystone Digital
                    the Board of                               Technology, Inc.
                    Trustees,

73                  University of                              Inamed Corp.
                    Southern California

                                                               LSI Logic Corporation

Ms. Mary Anne       Founder and               Nominee          The American Funds
Dolan               President, M.A.D.,                         Group(r)
                    Inc.

(Director           (communications                            (Director - 2
nominee)            company)                                   other funds)

53



Mr. Martin          Chairman, Senior          Nominee          The American Funds
Fenton              Resource Group,                            Group(r)
                    LLC

(Director           (development and                           (Director/Trustee -
nominee)            management of                              15 other funds)
                    senior

65                  living communities)

Mr. James B.        Senior Vice               Nominee          The American Funds          42,985+
Lovelace*           President,                                 Group(r)

(Senior Vice        Capital Research and                       (Director - 1
President           Management Company                         other fund)

and Director
nominee)

44

Mr. Jon B.          Chairman Emeritus,        1959             The American Funds          117484
Lovelace, Jr.*      Capital Research                           Group(r)

(Chairman of          and Management                           (Director - 2
the Board)          Company                                    other funds)

73

Prof. John G.       IBJ Professor of          1976             The American Funds          12,250
McDonald            Finance, Graduate                          Group(r)

(Director)          School of Business,                        (Director/Trustee - 7
                    Stanford University                        other funds)

63                                                             iStar Financial, Inc.

                                                               Plum Creek Timber Co.

                                                               Scholastic Corp.

                                                               Varian, Inc.

Ms. Bailey Morris-Eck Senior Associate,
                      Reuters Foundation;
                      Senior                  1993             The American Funds Group(r)   2,807

(Director)          Fellow, Institute                          (Director - 2
                    for International Economics;               other funds)

56                  Consultant,
                    THE INDEPENDENT OF
                    LONDON;

                    former Vice
                    President,
                    Brookings
                    Institution

Mr. Richard G.      Chairman of the Board     1996             The American Funds          8,847
Newman              and CEO,                                   Group(r)

   (Director)       AECOM Technology                           (Director/Trustee -
                    Corporation                                12 other funds)

   65               (architectural                             Southwest Water
                    engineering)                               Company

Mr. James W.        Senior Partner, The       1991             The American Funds          7,322+
Ratzlaff*           Capital Group                              Group(r)
                    Partners,

   (Vice            L.P.; former Vice                          (Director - 2 other
Chairman)           Chairman of the                            funds)
                    Board,

   64               Capital Research
                    and Management
                    Company

Dr. Olin            President of the          1987             The American Funds          3,008
Robison             Salzburg Seminar;                          Group(r)
                    President

(Director)          Emeritus,                                  (Director - 2 other
                    Middlebury College                         funds)

   64

Mr. James F.        President, Capital        Nominee          The American Funds          13,517+
Rothenberg*         Research and                               Group(r)

(Executive          Management Company                         (Director - 2
Vice                                                           other funds)
President

and Director                                                   American Funds
nominee)                                                       Insurance Series

54

Mr. R. Michael      Chairman of the Board     1998             The American Funds          30,205+
Shanahan*           and Principal                              Group(r)
                    Executive

   (President       Executive Officer,                         (Director - 1 other
and Director)       Capital Research                           fund)
                    and

   61               Management Company

Dr. William J.      Chairman and Chief        1997                                         27,419
Spencer             Executive Officer,

(Director)          SEMATECH (research
                    and development

69                  consortium); Trustee,
                    William Jewell
                    College;

                    Associated
                    Universities, Inc.


* Is considered an "interested person" of the Company within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of affiliation with
Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+ Includes shares beneficially held under a master retirement plan.
 Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821, manages The American Funds Group(r) consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefitting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

                        --------------------------------

 The Company has an Audit Committee comprised of Charles H. Black, Louise H. Bryson, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin Robison, and William J. Spencer. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

 The Company has a Nominating Committee comprised of John G. McDonald, and Olin Robison. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Company. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Company, c/o the Company's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals".

 The Company has a Contracts Committee comprised of all directors who are not considered to be "interested persons" of the Company within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and service agreement, principal underwriting agreements and the plans of distribution under rule 12b-1 that the Company proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

 The Company has a Proxy Committee comprised of Charles H. Black, John G. McDonald and William J. Spencer. The Committee's functions include reviewing and voting portfolio proxies of the Company and discussing related current issues.

 There were five Board of Directors, two Audit Committee, two Nominating Committee, one Contracts Committee and five Proxy Committee meetings during the year ended December 31, 1999. All incumbent directors attended 80% of all Board meetings and meetings of the committees of which they were members.

 The Company pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.


                             DIRECTOR COMPENSATION

                                                          TOTAL COMPENSATION
                                                          (INCLUDING VOLUNTARILY
                                                          DEFERRED COMPENSATION/1/)
                               AGGREGATE                  FROM ALL FUNDS MANAGED           TOTAL NUMBER
                               COMPENSATION
                               (INCLUDING                 BY CAPITAL RESEARCH AND          OF FUND
                               VOLUNTARILY                                                 BOARDS
                               DEFERRED                   MANAGEMENT COMPANY               ON WHICH
                               COMPENSATION/1/)
                               FROM THE COMPANY           OR ITS AFFILIATES/2/ FOR         DIRECTOR
                               DURING                     THE
DIRECTOR                        FISCAL YEAR ENDED         12 MONTHS ENDED 12/31/99          SERVES/2/
                               12/31/99

Mr. Charles H. Black           $     66,000               $  95,000                        1

Ms. Louise H. Bryson           51,000 (deferred)/3/       51,000(deferred)/3/              1

Dr. Malcolm R. Currie          51,000 (deferred)/3/       51,000(deferred)/3/              1

Ms. Mary Anne Dolan            none/4/                    40,000                           3

Mr. Martin Fenton              none/4/                    125,000                          16

Mr. James B. Lovelace          none/5/                    none/5/                          2

Mr. Jon B. Lovelace, Jr        none/5/                    none/5/                          3

Prof. John G. McDonald         70,000 (deferred)/3/       230,000(deferred)/3/             8

Ms. Bailey Morris-Eck          53,000                     64,000                           3

Mr. Richard G. Newman          53,000 (deferred)/3/       100,000(deferred)/3/             13

Mr. James W. Ratzlaff          none/5/                    none/5/                          3

Dr. Olin C. Robison            57,000 (deferred)/3/       96,000(deferred)/3/              3

Mr. James F. Rothenberg        none/5/                    none/5/                          4

Mr. R. Michael Shanahan        none/5/                    none/5/                          2

Dr. William J. Spencer         66,000 (deferred)/3/       66,000(deferred)/3/              1


/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Company in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group(r) as designated by the director.

/2/ Includes funds managed by Capital Research and Management Company and affiliates (see listing above).

/3/ Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Company (plus earnings thereon) as of the fiscal year ended December 31, 1999 for participating directors is as follows: Louise H. Bryson ($7,800), Malcolm R. Currie ($264,000), John G. McDonald ($490,000), Richard G. Newman ($233,000), Olin C. Robison ($46,000) and William J. Spencer ($231,500). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Company until paid to the director.

/4/ Mary Anne Dolan and Martin Fenton were not directors of the Company as of the end of the fiscal year and, accordingly, received no remuneration as of December 31, 1999.

/5/ James B. Lovelace, Jon B. Lovelace, Jr., James W. Ratzlaff, James F. Rothenberg and R. Michael Shanahan are affiliated with the Company's Investment Adviser and, therefore, receive no remuneration from the Company.



                                 OTHER OFFICERS

NAME (POSITION WITH COMPANY)           PRINCIPAL OCCUPATION /1/                     OFFICER
AND AGE                                                                             CONTINUOUSLY
                                                                                    SINCE/2/

Mr. Gregg E. Ireland                   Senior Vice President,                       1994

(Senior Vice President)                Capital Research and Management
                                       Company

50

Mr. Donald D. O'Neal                   Vice President,                              1994

(Senior Vice President)                Captial Research and Management
                                       Company

39

Ms. Joyce E. Gordon                    Senior Vice President and Director,          1998

(Vice President)                       Capital Research Company

43

Ms. Ann M. Llewellyn                   Associate, Capital Research and              1984
                                       Management Company

(Vice President)

53

Ms. Patricia L. Pinney                 Vice President, Capital Research             1995
                                       Company

(Vice President)

43

Mr. Vincent P. Corti                   Vice President - Fund Business               1994
                                       Management Group,

(Secretary)                            Capital Research and Management
                                       Company

44

Mr. Thomas M. Rowland                  Senior Vice President -                      1998

(Treasurer)                            Fund Business Management Group,

58                                     Capital Research and Management
                                       Company

Ms. R. Marcia Gould                    Vice President - Fund Business               1993
                                       Management Group,

(Assistant Treasurer)                  Capital Research and Management
                                       Company

45

Ms. Anthony W. Hynes, Jr.              Vice President - Fund Business               1998
                                       Management Group,

(Assistant Treasurer)                  Capital Research and Management
                                       Company

37


_____________

/1/ The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

/2/ Officers hold office until their respective successors are elected, or until they resign or are removed.

No officer, director or employee of the Investment Adviser receives any remuneration from the Company. All directors and officers as a group owned beneficially fewer than 1% of the Company's shares outstanding on August 21, 2000.


PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

 Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the Company as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP to act as independent public accountant for the Company for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has served as the Company's independent public accountant since the Company's inception. No representative of the firm of PricewaterhouseCoopers LLP is expected to attend the meeting of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.


                                 OTHER MATTERS

 Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Company and its shareholders.


                             SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Company, at the Company's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.


                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Company and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Company's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Company, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

 You may obtain a copy of the Company's most recent annual report, without charge, by writing to the Secretary of the Company at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

 BY ORDER OF THE BOARD OF DIRECTORS,
 VINCENT P. CORTI
 SECRETARY
September 5, 2000



PROXY CARD          THE  INVESTMENT  COMPANY  OF  AMERICA        PROXY CARD

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 17, 2000

The undersigned hereby appoints L. H. Bloom, Vincent P. Corti, and Gregg E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, on Tuesday, October 17, 2000 at 9:15 a.m., on all matters coming before the meeting.

PLEASE EXECUTE, SIGN AND RETURN THIS PROXY. WHEN PROPERLY EXECUTED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET:  HTTP://VOTE.PROXY-DIRECT.COM
VOTE VIA TELEPHONE:  1-800-597-7836
CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature
Signature of joint owner, if any
Date



                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

                     THE  INVESTMENT  COMPANY  OF  AMERICA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.   EXAMPLE: []


1. ELECTION OF DIRECTORS: ALL ALL EXCEPT

1.       ELECTION OF DIRECTORS:                                        FOR ALL             WITHHOLD       FOR ALL
                                                                                           ALL            EXCEPT

01       Mr. Charles H. Black            09     Ms. Bailey Morris-Eck      []              []             []
02       Ms. Louise H. Bryson            10     Mr. Richard G. Newman
03       Dr. Malcolm R. Currie           11     Mr. James W. Ratzlaff
04       Ms. Mary Anne Dolan             12     Dr. Olin C. Robison
05       Mr. Martin Fenton               13     Mr. James F. Rothenberg
06       Mr. James B. Lovelace           14     Mr. R. Michael Shanahan
07       Mr. Jon B. Lovelace, Jr.        15     Dr. William J. Spencer
08       Prof. John G. McDonald


 To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________


2.      RATIFICATION OF THE SELECTION OF                         FOR             AGAINST         ABSTAIN
        PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT                []              []              []
        ACCOUNTANT:


In their discretion, upon other matters as may properly come before the meeting.


                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

            PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING